CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly  report of SportsNuts,  Inc. (the "Company") on Form 10-QSB for the period  ending  June 30, 2007 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Periodic Report"), I, Kenneth I. Denos, Chief Executive Officer of the Company,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of August 10, 2007

By /s/ Kenneth I. Denos
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Kenneth I. Denos
Chief Executive Officer